Exhibit 99.1

Altair Announces Third Quarter 2019 Financial Results

2019 Third Quarter Software Product Revenue Increased 21% year-over-year

TROY, Mich. – November 7, 2019 – Altair (Nasdaq:ALTR), a global technology company providing solutions in product development, high-performance computing and data intelligence, today released its financial results for the third quarter ended September 30, 2019.

“Software product revenue grew over 21% from a year ago, as we continued to execute on our vision to provide truly differentiated simulation, data analytics and high-performance cloud computing solutions that enable our customers to compete more effectively in a connected world,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair.  “Our core simulation and optimization technologies performed well during the quarter and we are highly encouraged by strong demand for our SimSolid product, which has had one of the fastest new product ramps in our history. We are also pleased to see continued strong recurring software subscription revenues.  While we are seeing some macro headwinds in our automotive market and continue to be impacted by foreign exchange challenges, our diversification across multiple verticals and products provides us with optimism that our momentum will continue into 2020 and beyond.”

Third Quarter 2019 Financial Highlights

•	Software product revenue was $77.8 million, an increase of 21% from $64.2 million for the third quarter of 2018, highlighted by 29% growth in the Americas region.
•	Non-GAAP software product revenue was $80.1 million, an increase of 25% from $64.2 million for the third quarter of 2018.
•	Total revenue was $100.4 million, an increase of 16% from $86.8 million for the third quarter of 2018.
•	Non-GAAP total revenue was $102.7 million, an increase of 18% from $86.8 million for the third quarter of 2018.
•

Net loss was $(15.9) million, compared to net income of $0.9 million for the third quarter of 2018. Diluted net loss per share was $(0.22) based on 71.8 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.01 for the third quarter of 2018, based on 76.7 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $(2.3) million, compared to $2.4 million for the third quarter of 2018.
•	Modified Adjusted EBITDA was $(0.1) million, compared to $2.4 million for the third quarter of 2018.
•

Non-GAAP net loss was $(7.2) million, compared to $(1.4) million for the third quarter of 2018. Non-GAAP diluted net loss per share was $(0.09) based on 77.8 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net loss per share of $(0.02) for the third quarter of 2018, based on 77.0 million non-GAAP diluted common shares outstanding.

•	Free cash flow, which consists of cash flow from operations less capital expenditures, was $(3.3) million, compared to $0.9 million for the third quarter of 2018.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing revised and reduced guidance for the fourth quarter and full year 2019.

	(Unaudited)
(in millions)	Fourth Quarter 2019			Full Year 2019
Software Product Revenue	$83.5	to	$87.5	$349.0	to	$353.0
Non-GAAP Software Product Revenue	$85.8		$89.8	$358.0		$362.0
Total Revenue	$105.0		$109.0	$440.0		$444.0
Non-GAAP Total Revenue	$107.3		$111.3	$449.0		$453.0
Net (Loss)	$(5.4)		$(3.4)	$(11.4)		$(9.4)
Non-GAAP Net Income	$2.2		$4.2	$20.1		$22.1
Adjusted EBITDA	$7.3		$9.3	$34.0		$36.0
Modified Adjusted EBITDA	$9.5		$11.5	$43.0		$45.0

(All figures in millions)

Conference Call Information

What: Altair’s Third Quarter 2019 Financial Results Conference CallWhen:Thursday, November 7, 2019
Time:5:00 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 8382596, Domestic(404) 537-3406, Conference ID 8382596, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Software Product Revenue, Non-GAAP Total Revenue, Adjusted EBITDA, Modified Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP software product revenue and Non-GAAP total revenue include revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Exhibit 99.1

Modified Adjusted EBITDA represents Adjusted EBITDA adjusted for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, revenue not recognized under GAAP due to acquisition accounting and special items as identified by management and described elsewhere in this press release.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Altair equity award plans

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair
Altair is a global technology company that provides software and cloud solutions in the areas of product design and development, high-performance computing (HPC) and data intelligence. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the fourth quarter and full year 2019, statements regarding other future periods and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor and Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2019	December 31, 2018
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$246,937	$35,345
Accounts receivable, net	84,062	96,803
Income tax receivable	11,551	4,431
Prepaid expenses and other current assets	18,398	17,455
Total current assets	360,948	154,034
Property and equipment, net	33,720	30,153
Operating lease right of use assets	26,507	—
Goodwill	210,500	210,532
Other intangible assets, net	60,956	69,836
Deferred tax assets	5,870	5,354
Other long-term assets	18,199	17,288
TOTAL ASSETS	$716,700	$487,197
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$437	$331
Accounts payable	8,286	8,357
Accrued compensation and benefits	28,839	31,740
Current portion of operating lease liabilities	8,891	—
Other accrued expenses and current liabilities	27,426	27,039
Deferred revenue	69,377	59,765
Total current liabilities	143,256	127,232
Long-term debt, net of current portion	175,624	31,417
Operating lease liabilities, net of current portion	18,831	—
Deferred revenue, non-current	7,666	6,754
Other long-term liabilities	25,630	25,756
TOTAL LIABILITIES	371,007	191,159
Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 40,354 and 38,349 shares as of September 30, 2019 and December 31, 2018, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 31,391 and 32,171 shares as of September 30, 2019 and December 31, 2018, respectively	3	3
Additional paid-in capital	436,197	379,832
Accumulated deficit	(80,903)	(74,863)
Accumulated other comprehensive loss	(11,960)	(11,290)
TOTAL STOCKHOLDERS’ EQUITY	343,341	293,686
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$716,700	$487,197

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2019	2018	2019	2018
Revenue
License	$46,853	$40,880	$180,127	$154,515
Maintenance and other services	30,963	23,302	85,388	69,943
Total software	77,816	64,182	265,515	224,458
Software related services	7,956	8,692	25,635	26,872
Total software and related services	85,772	72,874	291,150	251,330
Client engineering services	12,803	12,155	37,265	36,652
Other	1,831	1,722	6,623	5,386
Total revenue	100,406	86,751	335,038	293,368
Cost of revenue
License	4,371	2,736	13,146	10,534
Maintenance and other services	9,548	7,095	27,509	22,202
Total software *	13,919	9,831	40,655	32,736
Software related services	6,013	6,352	19,143	19,573
Total software and related services	19,932	16,183	59,798	52,309
Client engineering services	10,160	9,817	29,993	29,977
Other	1,649	1,204	5,858	3,416
Total cost of revenue	31,741	27,204	95,649	85,702
Gross profit	68,665	59,547	239,389	207,666
Operating expenses:
Research and development *	29,667	24,301	87,012	71,748
Sales and marketing *	25,790	19,243	78,462	57,849
General and administrative *	20,706	17,234	60,886	51,636
Amortization of intangible assets	3,545	1,739	10,673	5,665
Other operating income	(536)	(4,850)	(1,702)	(7,433)
Total operating expenses	79,172	57,667	235,331	179,465
Operating (loss) income	(10,507)	1,880	4,058	28,201
Interest expense	2,726	31	3,586	92
Other income, net	(588)	(970)	(703)	(2,046)
(Loss) income before income taxes	(12,645)	2,819	1,175	30,155
Income tax expense	3,294	1,885	7,215	5,617
Net (loss) income	$(15,939)	$934	$(6,040)	$24,538
Income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.22)	$0.01	$(0.08)	$0.37
Net (loss) income per share attributable to common stockholders, diluted	$(0.22)	$0.01	$(0.08)	$0.33
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	71,770	70,001	71,313	66,429
Weighted average number of shares used in computing net (loss) income per share, diluted	71,770	76,709	71,313	74,182

_________________

*Amounts include stock-based compensation expense as follows (in thousands) (unaudited):

Exhibit 99.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cost of revenue – software	$384	$8	$727	$24
Research and development	674	175	1,611	330
Sales and marketing	625	140	1,562	315
General and administrative	609	240	1,684	544
Total stock-based compensation expense	$2,292	$563	$5,584	$1,213

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2019	2018
OPERATING ACTIVITIES:
Net (loss) income	$(6,040)	$24,538
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	15,836	10,895
Provision for bad debt	472	455
Amortization of debt discount and issuance costs	3,044	18
Stock-based compensation expense	5,584	1,213
Gain on sale of assets held for sale and other	—	(4,544)
Impairment of intangibles	—	608
Deferred income taxes	(741)	706
Other, net	(16)	(134)
Changes in assets and liabilities:
Accounts receivable	10,185	15,674
Prepaid expenses and other current assets	(8,718)	(6,821)
Other long-term assets	(1,443)	44
Accounts payable	(420)	796
Accrued compensation and benefits	(2,111)	2,650
Other accrued expenses and current liabilities	2,110	(4,781)
Operating lease right-of-use assets and liabilities, net	188	—
Deferred revenue	12,075	(895)
Net cash provided by operating activities	30,005	40,422
INVESTING ACTIVITIES:
Capital expenditures	(8,120)	(5,333)
Payments for acquisition of developed technology	(473)	(2,738)
Payments for acquisition of businesses, net of cash acquired	(709)	(15,950)
Proceeds from the sale of assets held for sale and other	—	6,613
Other investing activities, net	16	—
Net cash used in investing activities	(9,286)	(17,408)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of underwriters' discount and commissions	223,101	—
Payments on revolving commitment	(127,941)	—
Borrowings under revolving commitment	96,991	—
Proceeds from the exercise of stock options	1,441	1,929
Payments for issuance costs of convertible senior notes	(1,233)	—
Payments for follow-on public offering and initial public offering costs	—	(541)
Proceeds from issuance of Class A common stock in follow-on public offering, net of underwriters' discounts and commissions	—	135,572
Other financing activities	(399)	(446)
Net cash provided by financing activities	191,960	136,514
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,065)	(1,354)
Net increase in cash, cash equivalents and restricted cash	211,614	158,174
Cash, cash equivalents and restricted cash at beginning of year	35,685	39,578
Cash, cash equivalents and restricted cash at end of period	$247,299	$197,752
Supplemental disclosure of cash flow:
Interest paid	$385	$70
Income taxes paid	$7,163	$5,900
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$588	$995
Property and equipment in accounts payable, other current liabilities and other liabilities	$1,827	$228
Follow-on public offering costs in accounts payable	$—	$15
Promissory notes issued and deferred payment obligations for acquisitions	$—	$278

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net (loss) income and Non-GAAP net (loss) income per share - diluted to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2019	2018	2019	2018
Net (loss) income	$(15,939)	$934	$(6,040)	$24,538
Stock-based compensation expense	2,292	563	5,584	1,213
Amortization of intangible assets	3,545	1,739	10,673	5,665
Acquisition related deferred revenue (1)	2,250	—	6,750	—
Special adjustments (2)	1,027	(4,177)	2,031	(4,400)
Income tax effect of non-GAAP adjustments	(368)	(459)	(1,103)	(658)
Non-GAAP net (loss) income	$(7,193)	$(1,400)	$17,895	$26,358

Net (loss) income per share - diluted	$(0.22)	$0.01	$(0.08)	$0.33
Non-GAAP net (loss) income per share - diluted	$(0.09)	$(0.02)	$0.23	$0.34

GAAP diluted shares outstanding:	71,770	76,709	71,313	74,182
Non-GAAP diluted shares outstanding:	77,800	77,000	77,800	77,000

(1)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.
(2)

Includes a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million, for both the three and nine months ended September 30, 2019, and b) an impairment charge for royalty contracts resulting in $1.0 million of expenses for the nine months ended September 30, 2019.

Includes a) a gain on the sale of a building of $4.4 million for the three and nine months ended September 30, 2018, b) an impairment charge for royalty contracts resulting in $0.2 million and $2.0 million for the three and nine months ended September 30, 2018, respectively and c) a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the nine months ended September 30, 2018.

The following table provides a reconciliation of Adjusted EBITDA and Modified Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2019	2018	2019	2018
Net (loss) income	$(15,939)	$934	$(6,040)	$24,538
Income tax expense	3,294	1,885	7,215	5,617
Stock-based compensation expense	2,292	563	5,584	1,213
Interest expense	2,726	31	3,586	92
Interest income and other (1)	(76)	(4,384)	633	(5,103)
Depreciation and amortization	5,368	3,370	15,836	10,895
Adjusted EBITDA	(2,335)	2,399	26,814	37,252
Acquisition related deferred revenue (2)	2,250	—	6,750	—
Modified Adjusted EBITDA	$(85)	$2,399	$33,564	$37,252

(1)

Includes a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million, for both the three and nine months ended September 30, 2019, and b) impairment charges for royalty contracts resulting in $1.0 million of expense for the nine months ended September 30, 2019.

Includes a) a gain on the sale of a building of $4.4 million for the three and nine months ended September 30, 2018, b) impairment charges for royalty contracts and trade names resulting in $0.8 million and $2.6 million of expense for the three and nine months ended September 30, 2018, respectively, and c) a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the nine months ended September 30, 2018.

(2)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

The following table provides a reconciliation of Non-GAAP total revenue to total revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2019	2018	2019	2018
Total revenue	$100,406	$86,751	$335,038	$293,368
Acquisition related deferred revenue (1)	2,250	—	6,750	—
Non-GAAP total revenue	$102,656	$86,751	$341,788	$293,368
(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Non-GAAP total software product revenue to total software product revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2019	2018	2019	2018
Total software product revenue	$77,816	$64,182	$265,515	$224,458
Acquisition related deferred revenue(1)	2,250	—	6,750	—
Non-GAAP total software product revenue	$80,066	$64,182	$272,265	$224,458
(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a recompilation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2019	2018	2019	2018
Net cash (used in) provided by operating activities	$(1,863)	$3,109	$30,005	$40,422
Capital expenditures	(1,453)	(2,203)	(8,120)	(5,333)
Free cash flow	$(3,316)	$906	$21,885	$35,089

Effective January 1, 2018, we adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (ASC 606). The following table sets forth selected quarterly information under ASC 606 for 2018:

	(Unaudited)
	Three months ended
	ASC 606
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Software product revenue	$89,670	$70,606	$64,182	$79,903
Total revenue	113,257	93,360	86,751	103,011
Net income (loss)	24,684	(1,080)	934	(9,003)
Adjusted EBITDA	29,550	5,303	2,399	12,928

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending December 31, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Net loss	$(5,350)	$(3,350)	$(11,400)	$(9,400)
Stock-based compensation expense	2,100	2,100	7,700	7,700
Amortization of intangible assets	3,600	3,600	14,300	14,300
Acquisition related deferred revenue (1)	2,250	2,250	9,000	9,000
Non-recurring adjustments	—	—	2,000	2,000
Income tax effect of non-GAAP adjustments	(370)	(370)	(1,500)	(1,500)
Non-GAAP net income	$2,230	$4,230	$20,100	$22,100

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of projected Adjusted EBITDA and Modified Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending December 31, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Net loss	$(5,350)	$(3,350)	$(11,400)	$(9,400)
Income tax expense	3,200	3,200	10,400	10,400
Stock-based compensation expense	2,100	2,100	7,700	7,700
Interest expense	2,800	2,800	6,300	6,300
Depreciation and amortization	5,400	5,400	21,200	21,200
Interest income and other non-recurring adjustments	(900)	(900)	(200)	(200)
Adjusted EBITDA	7,250	9,250	34,000	36,000
Acquisition related deferred revenue (1)	2,250	2,250	9,000	9,000
Modified Adjusted EBITDA	$9,500	$11,500	$43,000	$45,000

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

The following table provides a reconciliation of projected Non-GAAP total revenue to projected total revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending December 31, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Total revenue	$105,000	$109,000	$440,000	$444,000
Acquisition related deferred revenue (1)	2,250	2,250	9,000	9,000
Non-GAAP total revenue	$107,250	$111,250	$449,000	$453,000

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of projected Non-GAAP total software product revenue to projected total software product revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending December 31, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Total software product revenue	$83,500	$87,500	$349,000	$353,000
Acquisition related deferred revenue (1)	2,250	2,250	9,000	9,000
Non-GAAP total software product revenue	$85,750	$89,750	$358,000	$362,000

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.